Exhibit 25(b)

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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
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                                  FORM T-2

       STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                OF AN INDIVIDUAL DESIGNATED TO ACT AS TRUSTEE

  Check if an Application to Determine Eligibility of a Trustee Pursuant to
                             Section 305(b)2___


             Mark F. McLaughlin               ###-##-####
             (Name of trustee)          (Social Security Number)

                        Wall Street Plaza
                         88 Pine Street
                    New York, New York 10005
                (Business address, street, city,
                       state and zip code)




                    ENTERGY NEW ORLEANS, INC.
                    (Exact name of obligor as
                    specified in its charter)


                           72-0273040.
                 (I.R.S. employer identification no.)



                       1600 Perdido Street
                      New Orleans, LA 70119
                         (504) 670-3600
              (Address of principal executive offices)


                   General and Refunding Bonds
                          Designated as
                      First Mortgage Bonds
                      (Title of Securities)



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Item 1.        Affiliations with Obligor.


               There are no affiliations with the obligor.

Item 11.       List of Exhibits.

             None


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                            SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act  of
1939   I,   Mark  McLaughlin,  have  signed  this  statement   of
eligibility in the City of New York, and State of New York, on the 14th day of January, 2000.



                          By:  /s/ Mark McLaughlin
                              Mark McLaughlin